________________________________________________________________________________

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        ________________________________

                                    FORM 8-K
                        ________________________________


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 17, 2005

                        ________________________________

                                 CRYOLIFE, INC.
             (Exact name of registrant as specified in its charter)
                        ________________________________

           FLORIDA                       1-13165                59-2417093
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                     Identification No.)

              1655 ROBERTS BOULEVARD, N.W., KENNESAW, GEORGIA 30144
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (770) 419-3355

                ________________________________________________
          (Former name or former address, if changed since last report)

                        ________________________________

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

________________________________________________________________________________

SECTION 9         FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 9.01(C)      EXHIBITS.

Exhibit
Number              Description
------              -----------

5.1 Opinion of Arnall Golden Gregory LLP regarding legality of the preferred stock



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




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CRYOLIFE, INC.



Date:  March 17, 2005              By:   /s/ D. Ashley Lee
                                       ----------------------------------------
                                   Name:    D. Ashley Lee
                                   Title:   Executive  Vice  President,
                                            Chief  Operating  Officer and
                                            Chief Financial Officer



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


                                  EXHIBIT INDEX



Exhibit
Number              Description
------              -----------

5.1 Opinion of Arnall Golden Gregory LLP regarding legality of the preferred stock



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